UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

BK Technologies Corporation 2025 Equity Incentive Plan

The stockholders of BK Technologies Corporation (the “Company”) approved the BK Technologies Corporation 2025 Incentive Compensation Plan (the “2025 Plan”) at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) held on June 18, 2025. The 2025 Plan was previously approved by the Company’s Board of Directors (the “Board”). The 2025 Plan replaces the 2017 Incentive Compensation Plan (the “Prior Plan”). No new awards will be granted under the Prior Plan after the date of the Annual Meeting. However, all awards granted under the Prior Plan that were outstanding on the date of the Annual Meeting will remain outstanding in accordance with their terms. The 2025 Plan authorizes the grant of equity-based and cash-based compensation awards to officers, directors, and employees of, and consultants to, the Company and its subsidiaries. Awards under the 2025 Plan may be granted in the form of stock options, stock appreciation rights, restricted shares, restricted share units, other share-based awards, and cash-based awards. There are 500,000 shares of the Company’s common stock reserved for issuance under the 2025 Plan. No awards may be granted under the 2025 Plan after March 11, 2035. A summary of the 2025 Plan is included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2025 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the 2025 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2025 Plan and forms of award agreements, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

BK Technologies Corporation Employee Stock Purchase Plan

The stockholders of the Company also approved the BK Technologies Corporation Employee Stock Purchase Plan (the “ESPP”) at the Annual Meeting. The ESPP was previously approved by the Board. The objective of the ESPP is to offer eligible employees of the Company and its designated subsidiaries the ability to purchase shares of the Company’s common stock at a discount, subject to various limitations under the ESPP. There are 150,000 shares of the Company’s common stock authorized for issuance under the ESPP. A summary of the ESPP is included in Proposal 5 of the Proxy Statement, which summary is incorporated in its entirety herein by reference. The summaries of the ESPP contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the ESPP, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 18, 2025, the Company’s stockholders: (i) elected Joshua S. Horowitz, R. Joseph Jackson, Charles T. Lanktree, Ellen O. O’Hara, E. Gray Payne, Lloyd R. Sams, and John M. Suzuki to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers; (iv) approved the 2025 Plan; and (v) approved the ESPP.

The voting results for each proposal were as follows:

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Joshua S. Horowitz	1,921,528	63,326	609,199
R. Joseph Jackson	1,982,429	2,425	609,199
Charles T. Lanktree	1,982,674	2,180	609,199
Ellen O. O’Hara	1,982,478	2,376	609,199
E. Gray Payne	1,953,617	31,237	609,199
Lloyd R. Sams	1,953,519	31,335	609,199
John M. Suzuki	1,962,839	22,015	609,199

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
2,589,860	1,432	2,761

Proposal 3 – Advisory Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
1,949,731	32,490	2,633	609,199

Proposal 4 – Approval of the 2025 Plan

For	Against	Abstain	Broker Non-Votes
1,935,167	39,597	10,090	609,199

Proposal 5 – Approval of the ESPP

For	Against	Abstain	Broker Non-Votes
1,976,879	4,814	3,161	609,199

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	BK Technologies Corporation 2025 Incentive Compensation Plan.
10.2*	Form of Stock Option Agreement (2025 Plan).
10.3*	Form of Restricted Share Agreement (2025 Plan).
10.4*	Form of Restricted Share Unit Agreement (2025 Plan).
10.5*	Form of Non-Employee Director Restricted Share Unit Agreement (2025 Plan).
10.6*	Form of Non-Employee Director Stock Option Agreement (2025 Plan).
10.7*	BK Technologies Corporation Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: June 18, 2025	By:	/s/ Scott A. Malmanger
Scott A. Malmanger
Chief Financial Officer